UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: March 13, 2015

COMMERCE UNION BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-197248	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 South Main Street Springfield, Tennessee	37172
(Address of Principal Executive Offices)	(Zip Code)

(615) 384-3357

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 13, 2015, Commerce Union Bancshares, Inc. (“Commerce Union”) and Reliant Bank issued a joint press release announcing (1) the approval of the merger of Commerce Union and Reliant Bank by their shareholders and (2) Commerce Union shareholder approval of the Amended and Restated Stock Option Plan. The joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Item	Exhibit

99.1	Joint press release dated March 13, 2015 by Commerce Union and Reliant Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.

Date: March 16, 2015

	By:	/s/ William R. DeBerry
William R. DeBerry
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release dated March 13, 2015 by Commerce Union and Reliant Bank.